Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Responsible Equity Grant Practices

Our equity grant practices ensure all grants are made on fixed grant dates and at exercise prices or grant prices equal to the fair market value of our common stock on such dates. Equity grants are awarded under our stockholder approved plan, and we do not backdate, reprice or grant equity awards retroactively. Our stockholder approved equity plan prohibits repricing of awards or exchanges of underwater options for cash or other securities without stockholder approval.

In response to Item 402(x)(1), we do not currently grant stock options, stock appreciation rights, or similar option-like instruments to our NEOs or other employees or service providers. If in the future we anticipate granting stock options, stock appreciation rights, or similar option-like instruments, we will establish a policy regarding how our Board determines when to grant such awards and how our Board or the Compensation Committee will take material nonpublic information into account when determining the timing and terms of such awards.

Award Timing Predetermined	false
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	Our equity grant practices ensure all grants are made on fixed grant dates and at exercise prices or grant prices equal to the fair market value of our common stock on such dates. Equity grants are awarded under our stockholder approved plan, and we do not backdate, reprice or grant equity awards retroactively. Our stockholder approved equity plan prohibits repricing of awards or exchanges of underwater options for cash or other securities without stockholder approval.
MNPI Disclosure Timed for Compensation Value	false